UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

              Date of Report (Date of earliest event reported):

                                March 30, 2002

                        Commission file number 0-13597

                                COMPANY'S NAME

                                 ASDAR GROUP
       ________________________________________________________________
              (Exact name of registrant as specified in charter)


                 NEVADA                           88-0195105

         (STATE OF OTHER JURISDICTION                (I.R.S. Employer
       Incorporation or organization)           Identification Number)

                           1239 West Georgia Street
                                Vancouver, BC
                                   V6E 4R8
                   (Address of Principal Executive Office)
                                  (Zip Code)

                                 888-488-6882

             (Registrant's Telephone Number, Including Area Code)

                                   Copy to:

                             Deron M. Colby, Esq.
                                 MC Law Group
                        4100 Newport Place, Suite 830
                       Newport Beach, California 92660
                                (949) 250-8655
                          Facsimile: (949) 250.8656

     ====================================================================

ITEM 1.      CHANGES IN CONTROL OF REGISTRANT

                No events to report


ITEM 2.      ACQUISITION OF ASSETS.

On February 26, 2001, Registrant signed a Working Interest Agreement with International Brooks Petroleum Ltd. whereby Registrant acquired a 50% working interest in a property described as the E/2 of Section 24, all of Section 25, and the NE/4 of Section 36 all located within Township 23 South, Range 21 East, mount Diablo Base and Meridian, Kings County, California containing approximately 1,120 acres. The agreement between International Brooks Petroleum Ltd. and Registrant is incorporated herein by this reference from the March 31, 2001 10QSB. Registrant acquired this interest for a total payment to International Brooks Petroleum Ltd. of $312,659 USD, to be spent on a re-entry program on the Harvester #1-25 well. The well is located northeast of the East Lost Hills deep gas discovery. After the initial $300,000 is spent, future costs will be split 50/50 between Registrant and International Brooks Petroleum Ltd. 50,000 shares of Registrant's common stock with Rule 144 restrictions, valued at $29,250, were issued to May Joan Liu on April 4, 2001 as a finder's fee.

On July 10, 2001, the re-entry program on the Harvester #I-25 in Bakersfield, California commenced. As of August 1, 2001 the Operator had penetrated the well bore of the Harvester # I-25 well to a total depth of 14,242 feet. Logging of the Temblor, Vedder, Kreyenhagen and Vaqueros formations was performed by Halliburton Energy Services in Houston, Texas using Halliburton's RMT Elite through the pipe logging tool. The subsequent report indicated 486 feet of gross pay identified with 250 feet of net pay as shown below:


ZONE                    DEPTH (ft)         GROSS PAY       NET PAY
---------------        -------------       ---------       -------
Temblor                11,690-11,750           60              22
Temblor                12,080-12,148           68              37
Vedder                 12,974-13,052           78              46
Vedder                 13,148-13,206           58              48
Vedder                 13,264-13,360           96              74
Vaqueros               13,745-13,794           49              15
Kreyenhagen            14,016-14,093           77               8

Registrant conducted a review of the analysis with its technical staff and determined the completion program for the well. The estimated completion costs for the well were $539,295.00. On October 10, 2001 Registrant advanced its 50% share of these costs or $269,647.50 to the operator and the next stage in the program began on October 15, 2001. This involved perforation of the well casing and testing to determine the flow rates that can be achieved. The primary target for perforation and testing was the interval 13,264 -13,360 located in the Vedder formation. The target is contained in clean productive gas sand, which exhibits a porosity ranging between 18 and 22%. This target was successfully perforated and the well was swabbed for four hours on November 27, 2001. Additional swabbing, using a more economical swabbing rig is required for the perforated interval and has been postponed until the second zone is perforated.

The secondary zone of interest is located in the interval 11,690 -11,750 in the Temblor formation. The target is contained in clean productive gas sand, which exhibits a porosity ranging between 18% and 23%. This target was successfully perforated and to December 18, 2001, 687 barrels of fluid were recovered. The well continued to flow on its own with gas cut fluids. The operator recommended that the well be shut in until the beginning of 2002.

During the shut down period, Registrant was invoiced for cost overruns on the project to December 31, 2001 in the amount of $50,994 and given a further cash call for $34,870 for more completion costs. Registrant requested a full accounting for the project to make a determination on the cause of cost overruns and on participating in further expenditures on the well. Registrant asked for certain documentation to confirm expenditures on the project to date. Although the operator has provided certain documentation with respect to expenditures, Registrant believes that the information provided is insufficient to make a proper determination. International Brooks Petroleum Ltd. has taken the position that Registrant is in default and alleges that Registrant's interest has been forfeited. Until Registrant is provided with additional information requested from the operator, it does not consider itself to be in default of its obligations under the agreement. However, based on the results of the re-entry program to date, Registrant has written down its investment to date in the Harvester Property to a nominal value of $1, resulting in a loss of $662,550.

ITEM 3.      BANKRUPTCY OR RECEIVERSHIP

                No events to report

ITEM 4.      CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

                No events to report

ITEM 5.      OTHER EVENTS AND REGULATION FD DISCLOSURE

                NAME CHANGE

On April 4, 2002, the Registrant filed a Preliminary Schedule 14C Information Statement to announce that a majority of the shares entitled to vote on such matters, approved the change of Registrant's name from ASDAR Group to "Precise Life Sciences Ltd." On April 18,, 2002, having not received any comments from the Securities and Exchange Commission, filed a Definitive Schedule 14C Information Statement. Having mailed the Schedule 14C to all of its shareholders entitled to vote on such matters and the requisite time having passed, on March 30, 2002, the Registrant filed a Certificate of Amendment to its Articles of Incorporation with the Secretary of State of Nevada changing its name to Precise Life Sciences Ltd.

              CHANGE OF SYMBOL AND CUSIP NUMBER.

Commensurate with the name change, Registrant also took the necessary steps to change its symbol and CUSIP Number. Therefore, the Registrant's CUSIP Number has changed from 043650 308 to 74018W 10 4. Effective on the open of business on May 2, 2002, the Registrant's symbol will change from XBET to "PSLF".


ITEM  6      RESIGNATION OF REGISTRANT'S DIRECTORS

               No event to Report

ITEM 7.      EXHIBITS.

(c)  Exhibits

Exhibit No.     Description
-----------     -----------
None


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned, thereunto duly authorized.


Precise Life Sciences Ltd.

By: /s/ Robert Waters
        -----------------
        Robert Waters
        Director

DATED:  May 3, 2002